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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We hereby consent to the use in this Amendment No. 6 to the Registration Statement on Form S-1 (No. 333-51523) of our report, dated October 20, 1998, relating to the consolidated financial statements of XCD Incorporated. We also consent to the reference to our Firm under the caption "Experts" in the prospectus.


                                          McGLADREY & PULLEN, LLP


Anaheim, California
July 14, 1999